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                                                                     Exhibit 1.1


                               GIVEN IMAGING LTD.

                            6,200,000 ORDINARY SHARES

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                               February __, 2002

LEHMAN BROTHERS INC.
BEAR, STEARNS & CO. INC.
ROBERTSON STEPHENS, INC.
As Representatives of the
  several underwriters
c/o LEHMAN BROTHERS INC.
101 Hudson Street
Jersey City, NJ 07302

Ladies and Gentlemen:

         Given Imaging Ltd., a company organized under the laws of the State of Israel (the "COMPANY"), proposes to issue and sell to the underwriters named in
Schedule 1 hereto (the "UNDERWRITERS") 3,000,000 shares (the "COMPANY FIRM SHARES") of the Company's ordinary shares, having a nominal value of NIS 0.05 per share (the "ORDINARY SHARES"), and those shareholders of the Company named in Schedule 2 hereto (the "SELLING SHAREHOLDERS") propose to sell to the Underwriters an aggregate of 3,200,000 Ordinary Shares (such Ordinary Shares, together with the Company Firm Shares, the "FIRM SHARES").

         In addition, certain Selling Shareholders propose to grant to the Underwriters an option to purchase up to an aggregate of an additional 930,000 Ordinary Shares (the "OPTION SHARES") on the terms and for the purposes set forth in Section 3 of this Agreement. The Firm Shares and the Option Shares, if purchased, are hereinafter collectively called the "SHARES." This is to confirm the agreement concerning the purchase of the Shares from the Company and the Selling Shareholders by the Underwriters.

         SECTION 1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents, warrants and agrees that:


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         (a) A registration statement on Form F-1 (File No. 333-[______]) with respect to the Shares has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the rules and regulations (the "RULES AND REGULATIONS") of the Securities and Exchange Commission (the "COMMISSION") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. The registration statement contains a prospectus to be used in connection with the offering and sale of the Shares. Copies of such registration statement and each of the amendments thereto have been delivered by the Company to you as the representatives (the "REPRESENTATIVES") of the Underwriters. As used in this Agreement, "EFFECTIVE TIME" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "EFFECTIVE DATE" means the date of the Effective Time; "PRELIMINARY PROSPECTUS" means the prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations, provided, however, that the term "Preliminary Prospectus" shall not include any prospectus submitted confidentially to (and not filed with) the Commission; "REGISTRATION STATEMENT" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6(a) hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to Rule 430A of the Rules and Regulations; and "PROSPECTUS" means the prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. If the Company has filed an abbreviated registration statement to register additional Ordinary Shares pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462 Registration Statement. Subject to compliance by the Underwriters with the provisions of the final paragraph of
Section 4 of this Agreement, the Company is not required to publish a prospectus in Israel under the laws of the State of Israel.

         (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be


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stated therein or necessary to make the statements therein not misleading;
provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

         (c) Neither the Commission nor the Israel Securities Authority (the "ISA") has issued any order preventing or suspending the use of the Preliminary Prospectus, and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by either the Commission or the ISA.

         (d) The Company and each of its subsidiaries (as defined in Section 17) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation (to the extent good standing is recognized in such jurisdictions), are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction (to the extent good standing is recognized in such jurisdictions) in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT"), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

         (e) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

         (f) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable; and the Shares will conform to the descriptions thereof contained in the Prospectus.


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         (g) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company.

         (h) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby does not and will not conflict with or result in a breach or violation of (A) any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) the provisions of articles of association of the Company or (C) any of the governing documents of any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except in the case of (A) and
(C) above for such conflicts, breaches or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and except for the registration of the Shares under the Securities Act and the Rules and Regulations and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the regulations promulgated thereunder, and applicable state securities and "blue sky" laws and foreign securities laws, or the National Association of Securities Dealers in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance by the Company of this Agreement or any of the other documents entered or to be entered into in connection with the consummation of the transactions contemplated hereby except such as have been obtained and made and those that are not required to have been obtained or made prior to the Closing (which the Company hereby undertakes to obtain or make as required).

         (i) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

         (j) Except as described in the Prospectus, the Company has not sold or issued any Ordinary Shares or any securities convertible into or exchangeable for

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Ordinary Shares during the six-month period preceding the date of the
Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than Ordinary Shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants described in the Prospectus.

         (k) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock of the Company or any of its subsidiaries (other than subsequent issuances, if any, pursuant to the Company's employee benefit plans, qualified stock option plans or other employee compensation plans described in the Prospectus or upon exercise of outstanding options, rights or warrants described in the Prospectus) or the long-term debt of the Company and its subsidiaries (other than as set forth in the consolidated financial statements filed as part of the Registration Statement) or any Material Adverse Change or any development involving a prospective Material Adverse Change, otherwise than as set forth or contemplated in the Prospectus.

         (l) The consolidated financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly in all material respects the financial condition and results of operations of the Company and its consolidated subsidiaries, at the dates and for the periods indicated, and have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved.

         (m) KPMG Somekh Chaikin, a member of KPMG International, who have certified certain financial statements of the Company, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 9(j) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

         (n) Neither the Company nor any of its subsidiaries owns any real property; the Company and each of its subsidiaries have good and marketable title to all personal property owned by them which is material to the conduct of the Company's business, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and

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all real property and other assets held under lease by the Company or any of its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

         (o) Except as set forth or contemplated in the Prospectus, the Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as would reasonably be expected to be adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

         (p) To the best of the Company's knowledge, (a) neither the Company nor any of its subsidiaries is currently infringing or has infringed any patent, trademark or copyright rights of others, (b) all trade secrets, know how, technical processes and procedures developed and belonging to the Company (or any of its subsidiaries) which are material to the business of the Company (or any of its subsidiaries) as presently conducted and which have not been patented have been kept confidential, and (c) except as set forth or contemplated in the Prospectus, the Company and each of its subsidiaries own or possess the right to use, free and clear of claims or rights of others, all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, trade secrets, customer lists, processes, and owned computer software required for their respective businesses as presently conducted or believes that it can acquire the same on reasonable terms. Except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has received any notice of any claim of conflict with any such rights of others. To the best of the Company's knowledge, neither the Company nor any of its subsidiaries is using or has used any confidential information, trade secrets, or computer software (not licensed to the Company or such subsidiary) of any former employer of any of its past or present employees.

         (q) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject (including, but not limited to, proceedings or investigations by the Israeli tax authorities, VAT authorities, customs authorities or environmental authorities, or by the Israeli National Insurance Institute) which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; and to the Company's knowledge, except as set forth or contemplated in the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or others.


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         (r) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement.

         (s) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

         (t) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent, which would reasonably be expected to have a Material Adverse Effect.

         (u) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "CODE"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

         (v) The Company has complied and is in compliance, in all material respects, with all applicable foreign, provincial and municipal laws, rules and regulations relating to employees and employment practices, terms and conditions of employment, employee relations, wages and hours, civil rights and equal employment opportunities, including, without limitation, the Hours of Work and Rest Law of the State of Israel, except where lack of such compliance would not reasonably be expected to have a Material Adverse Effect; and the Company (i) has performed in all material respects all obligations required to be performed by it under any of its employee benefit plans (including the making when due of all contributions required by applicable law, governmental rule or regulation or by an agreement to which the Company is a party), (ii) is not in default under or in violation of any such employee benefit plan and (iii) is in compliance with the requirements prescribed by statutes, orders or governmental rules or regulations applicable to such employee benefit plans.


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         (w) The Company has filed with the appropriate taxing authorities all
Tax Returns (as defined below) required to be filed through the date hereof and has paid all taxes shown as due thereon; such Tax Returns are each true, correct and complete in all material respects; and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have) a Material Adverse Effect. The term "TAX RETURN" means any return or report regarding taxes supplied by the Company or any of its subsidiaries to a taxing authority in Israel, the United States or elsewhere.

         (x) None of the issuance, sale or delivery to the Underwriters of the Shares is subject to any tax imposed on the Company by Israel or any political subdivision thereof, except the Israeli stamp tax applicable to the issuance of the Shares (which stamp tax will be paid by the Company promptly after each Delivery Date (as hereinafter defined) in accordance with Israeli law).

         (y) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, neither the Company nor any of its subsidiaries has (i) issued or granted any securities other than options issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans and Ordinary Shares issued pursuant to such plans or pursuant to outstanding options, rights or warrants, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

         (z) The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that
(A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, and (C) access to its assets is permitted only in accordance with management's authorization.

         (aa) Neither the Company nor any of its subsidiaries (i) is in violation of its articles of association or other governing documents, (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any respect of

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any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets is subject, where in the case of (ii) and (iii) such default or violation would reasonably be expected to have a Material Adverse Effect.

         (bb) Except as set forth or contemplated in the Prospectus, the Company and each of its subsidiaries has or believes that it can obtain (and, in each jurisdiction with respect to which the Company or one of its subsidiaries has engaged a third party distributor of the Company's products, such third party distributor has or the Company believes that such third party distributor can obtain with respect to the Company's products to be sold by such distributor) in the ordinary course when required all material licenses, certificates, permits, consents, orders, approvals and authorizations from U.S. and foreign government authorities, including, without limitation, the United States Food and Drug Administration (the "FDA") and United States Federal Communications Commission (the "FCC") and any agency of any foreign government and any other foreign regulatory authority exercising authority comparable to that of the FDA or the FCC (including any non-governmental entity whose approval or authorization is required under foreign law comparable to that administered by the FDA or the
FCC), in each jurisdiction where the Company's current product is, or, as described in the Prospectus, is proposed to be sold (each a "PERMIT") that are necessary to the ownership of its property or to the conduct of its business in the manner and to the extent now conducted, with no material restrictions or qualifications. Each such Permit that has been obtained is in full force and effect, and no proceeding has been instituted or is pending or, to the best of the Company's knowledge, is contemplated or threatened, which in any manner affects or draws into question the validity or effectiveness thereof or relates in any way to the revocation or modification thereof.

         (cc) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or would not reasonably be expected to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the

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Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; neither the Company nor any of its subsidiaries has received written notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous wastes, toxic wastes, hazardous substances or medical wastes, except where such violation would not reasonably be expected to have a Material Adverse Effect; and the terms "HAZARDOUS WASTES," "TOXIC WASTES," "HAZARDOUS SUBSTANCES," and "MEDICAL WASTES" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

         (dd) Neither the Company nor any of it subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

         (ee) For the taxable year ended December 31, 2001, the Company was not, and for the taxable year ending December 31, 2002, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, the Company is not expected to become a "passive foreign investment company" within the meaning of Section 1297 of the Code.

         (ff) The Company is not, nor as of the First Delivery Date, will be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

         (gg) The Company has not taken and will not knowingly take, directly or indirectly, any action in the United States or Israel designed to cause or result in the stabilization or manipulation of the price of the Ordinary Shares to facilitate the sale or resale of the Shares in violation of the Securities Act, the Rules and Regulations, the Exchange Act or the rules and regulations of the Commission thereunder (including, without limitation, Regulation M), it being understood that the Company makes no representation, warranty or undertaking regarding the Underwriters.


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         (hh) The Shares have been approved for listing on the Nasdaq National
Market, subject to notice of issuance.

         (ii) Except for any agreement with the Underwriters and this Agreement, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

         (jj) The Registration Statement and its filing with the Commission, and the Prospectus have been duly authorized by and on behalf of the Company, and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company.

         (kk) The Company has validly appointed Given Imaging, Inc. as its authorized agent for service of process pursuant to this Agreement and in connection with the Registration Statement.

         (ll) Neither the Company nor any of its subsidiaries does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

         SECTION 2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SELLING SHAREHOLDERS. Except as otherwise specified below, each Selling Shareholder severally and not jointly represents, warrants and agrees that:

         (a) The Selling Shareholder has, and immediately prior to each Delivery Date (as defined in Section 5 hereof) on which the Selling Shareholder is to sell Shares hereunder, the Selling Shareholder will have, good and valid title to the Shares to be sold by the Selling Shareholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

         (b) The Selling Shareholder has placed in custody under a custody agreement (the "CUSTODY AGREEMENT" and, together with each similar agreement executed by each other Selling Shareholder, the "CUSTODY AGREEMENTS") with the Company, as custodian (the "CUSTODIAN"), for delivery under this Agreement, one or more certificates accompanied by a duly executed share transfer deed or deeds bearing the signature of the undersigned (guaranteed by an Eligible Guarantor Institution which is a member of a Medallion Signature Guarantee Program recognized by the Stock Transfer Association (in the case that the undersigned is a United States person) or with signatures certified by a notary public under the Israeli

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Notaries Law, 1976 (in the case that the undersigned is an Israeli person))
representing the Shares to be sold by the Selling Shareholder hereunder.

         (c) The Selling Shareholder has duly and irrevocably executed and delivered a power of attorney (the "POWER OF ATTORNEY" and, together with each other similar agreement executed by each other Selling Shareholder, the "POWERS OF ATTORNEY") appointing the Company and one or more other persons, as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Shareholder.

         (d) The Selling Shareholder has full right, power and authority to enter into, and to perform all of its obligations under, this Agreement, the Custody Agreement and the Power of Attorney; each of this Agreement, the Custody Agreement and the Power of Attorney constitutes the legal, valid and binding obligation of the Selling Shareholder; the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject, nor will such actions result in any violation of the provisions of the governing documents of the Selling Shareholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder; and, except for the registration of the Shares under the Securities Act and the Rules and Regulations and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, and the regulations promulgated thereunder, and applicable state securities and "blue sky" laws and foreign securities laws, or the National Association of Securities Dealers in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney by the Selling Shareholder or the consummation by the Selling Shareholder of the transactions contemplated hereby and thereby except such as have been obtained and made and those that are not required to have been obtained or made prior to the Closing (which the Selling Shareholder hereby undertakes to obtain or make as required).


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         (e) (i) With respect to each Selling Shareholder other than RDC Rafael
         Development Corporation, Discount Investment Corporation and Elron Electronic Industries Ltd. (the "RDC GROUP") solely with respect to information provided by such Selling Shareholder in writing specifically for inclusion therein, which information consists solely of the information specified in Section 10(f), the Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

                  (ii) With respect to each Selling Shareholder included within the RDC Group, such Selling Shareholder is familiar with the Registration Statement and the Prospectus (as amended or supplemented), and the Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

         (f) (i) With respect to each Selling Shareholder other than those included within the RDC Group, the sale of Shares by such Selling Shareholder is not prompted by any information concerning the Company of which such Selling Shareholder is aware which is not set forth in the Registration Statement and the Prospectus.

                  (ii) With respect to each Selling Shareholder included within the RDC Group, such Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in Section 1 hereof are not materially true and correct, and the sale of Shares by such Selling Shareholder is not prompted by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

         (g) The Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, including, without limitation, any action in violation of the Securities Act, the Rules and Regulations, the Exchange Act or the rules and regulations of the Commission thereunder (including, without limitation, Regulation M).

         SECTION 3. PURCHASE OF THE SHARES BY THE UNDERWRITERS.

         On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, (i) the Company agrees to sell 3,000,000 Firm Shares to the several Underwriters, (ii) each of the Selling Shareholders agrees, severally and not jointly, to sell to the several Underwriters the number of Firm Shares set forth next to such Selling Shareholder's name on Schedule 2 hereto, and (iii) each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Shares set forth opposite that Underwriter's name in Schedule 1 hereto, plus any additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 of this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Shares shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

         In addition, on the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, each of the Selling Shareholders listed in Schedule 2 hereto as selling Option Shares, respectively, grant, severally and not jointly, to the Underwriters an option to purchase up to the number of Option Shares set forth opposite such Selling Shareholder's name on Schedule 2 hereto. Such option is granted for the purpose of covering over-allotments in the sale of Firm Shares and is exercisable as provided in Section 5 hereof. Option Shares shall be purchased severally for the account of the Underwriters in proportion to the number of Firm Shares set forth opposite the name of such Underwriters in Schedule 1 hereto. To the extent that the Underwriters exercise the option to purchase fewer than the total number of Option Shares offered hereunder, the Underwriters shall purchase Option Shares from each Selling Shareholder listed in Schedule 2 hereto as selling Option Shares in the same proportion that the number of Option Shares offered by such Selling Shareholder bears to the total number of Option Shares offered by the Selling Shareholders hereunder. The respective purchase obligations of each Underwriter with respect to the Option Shares shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Shares other than in 100 share amounts.

         The price of both the Firm Shares and any Option Shares shall be $[____] per share.

         Neither the Company nor any Selling Shareholder shall be obligated to deliver any of the Shares to be delivered on any Delivery Date (as hereinafter defined), except upon payment to such party for all the Shares to be purchased from such party on such Delivery Date as provided herein.

         SECTION 4. OFFERING OF SHARES BY THE UNDERWRITERS.

         Upon authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         The Underwriters undertake not to offer or sell any Shares in Israel, except that the Underwriters may (A) offer for sale and sell Shares to corporations which qualify under Section 15A(B)(1) of the Israeli Securities Law, 1968, (B) offer Shares to other persons in Israel whose number (pursuant to offers by all Underwriters) do not exceed thirty-five (35), and (C) sell Shares to other persons in Israel whose number (pursuant to offers by all Underwriters) do not exceed 35. The Underwriters further undertake to obtain a representation from each purchaser of Shares offered by the Underwriters in Israel that such purchaser is purchasing such Shares for investment purpose and for such purchaser's own account, and not for the purpose of resale.

         SECTION 5. DELIVERY OF AND PAYMENT FOR THE SHARES.

         Delivery of and payment for the Firm Shares shall be made at the offices of White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, at 10:00 A.M., New York City time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "FIRST DELIVERY DATE." On the First Delivery Date, the Company and the Custodian, on behalf of the Selling Shareholders, shall deliver or cause to be delivered certificates representing the Firm Shares to the Representatives for the account of each Underwriter against payment to or upon the order of the Company and the Custodian, on behalf of the Selling Shareholders, of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Shares shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Shares, the Company and the Custodian, on behalf of the Selling Shareholders, shall make the certificates representing the Firm Shares available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

         The option granted in Section 2 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given by the Representatives to the Company and the Custodian, on behalf of those Selling Shareholders listed in Schedule 2 hereto as selling Option Shares. Such notice shall set forth the aggregate number of Option Shares as to which the options are being exercised, the names in which the Option Shares are to be registered, the denominations in which the Option Shares are to be issued and the date and time, as determined by the Representatives, when the Option Shares are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Shares are delivered are sometimes referred to as a "SECOND DELIVERY DATE" and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a "DELIVERY DATE."

         Delivery of and payment for the Option Shares shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on such Second Delivery Date. On such Second Delivery Date, the Custodian, on behalf of those Selling Shareholders listed in Schedule 2 hereto as selling Option Shares, shall deliver or cause to be delivered the certificates representing the Option Shares to the Representatives for the account of each Underwriter against payment to or upon the order of the Custodian, on behalf of those Selling Shareholders listed in Schedule 2 hereto as selling Option Shares, by wire transfer in immediately available funds of the respective portion of the purchase price payable to Shareholders. Time shall be of the essence, and delivery at the time and place such specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Shares shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice.

For the purpose of expediting the checking and packaging of the certificates for the Option Shares, the Custodian, on behalf of those Selling Shareholders listed in Schedule 2 hereto as selling Option Shares, shall make the certificates representing the Option Shares available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to such Second Delivery Date.

         SECTION 6. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees:

              (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to use reasonable best efforts to cause the Registration Statement to become effective; to give the Representatives notice of its intention to file any amendment to the Registration Statement or amendment or supplement to the Prospectus; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of (1) the issuance by the Commission, the ISA or any other foreign or Israeli regulatory body, of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, (2) the initiation or threatening of any proceeding for any such purpose, or (3) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

         (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

         (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits) and (ii) the Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Shares or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

         (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

         (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and not to file any such document to which the Representatives or counsel for the Underwriters shall reasonably object in writing;

         (f) To timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to the Company's shareholders an earnings statement of the Company and its subsidiaries (which need not be audited) for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act;

         (g) For a period of five years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders generally and all public reports and all reports and financial statements furnished by the Company to the Commission, the Nasdaq Stock Market Inc. or to any national securities exchange upon which the Ordinary Shares may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

         (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or as a dealer in securities, to become subject to taxation or to file a general consent to service of process in any such jurisdiction, and provided further that in connection therewith, the Company shall not be required to offer the Shares to the public in any jurisdiction outside of the United States or to prepare a separate disclosure document other than the Registration Statement or the Prospectus or such supplementary disclosure document as may be reasonably required for use with the Prospectus to form any Canadian offering memorandum that may be delivered in connection with the distribution of the Shares;

         (i) (A) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, contract or grant any option to sell, pledge, transfer or otherwise dispose of (or enter into any transaction or device which is designed to, or could reasonably be expected to, result in the disposition by any person at any time in the future of) any Ordinary Shares or securities convertible into or exchangeable for Ordinary Shares (other than (x) the Shares to be sold hereunder; (y) pursuant to employee benefit plans or qualified stock option plans which, by their terms or by other written agreement, cannot be sold, pledged or otherwise disposed of within a period of 90 days from the date of the Prospectus without the prior written consent of Lehman Brothers Inc. and Bear, Stearns & Co. Inc. on behalf of the Underwriters; or (z) other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any Ordinary Shares or securities convertible into or exchangeable for Ordinary Shares (other than the grant of options pursuant to option plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. and Bear, Stearns & Co. Inc. on behalf of the Underwriters; (B) to cause each shareholder known to the Company to own of record 5% or more of the Ordinary Shares outstanding (including any optionholder who, upon the exercise of all options held by such optionholder, would own of record 5% or more of the Ordinary Shares then outstanding), officer, director and each employee of the Company listed on Schedule 3 hereto to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, in a form substantially similar to that attached as Exhibit 1 hereto or as otherwise agreed with the Representatives, pursuant to which each such person shall agree, subject to certain exceptions, not to, directly or indirectly, (1) offer for sale, sell, contract or grant any option to sell, pledge, transfer or otherwise dispose of (or enter into any transaction or device which is designed to, or could reasonably be expected to, result in the disposition by any person at any time in the future
of) any Ordinary Shares or securities convertible into or exchangeable for Ordinary Shares or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise, in each case for a period of 90 days from the date of the Prospectus, without the prior written consent of Lehman Brothers Inc. and Bear, Stearns & Co. Inc. on behalf of the Underwriters;

         (j) To apply the net proceeds from the sale of the Shares as set forth in the Prospectus;

         (k) Subject to compliance by the Underwriters with the final paragraph of Section 4 of this Agreement, to the extent that, and for as long as, the laws of Israel require any permit for approval by, or exemption by the ISA of the transaction contemplated hereby to be legally permitted and to remain effective, the Company will obtain and maintain each such permit, approval or exemption valid and in full force and effect;

         (l) In any suit in a court of competent jurisdiction (whether in the United States or any other jurisdiction) seeking enforcement of this Agreement or provisions of this Agreement, (i) if the plaintiffs therein seek a judgment in United States dollars, the Company will not interpose any defense or objection to or otherwise oppose judgment, if any, being awarded in such currency, and (ii) if the plaintiffs therein seek to have any judgment (or any aspect thereof) awarded in foreign currency linked, for the period from entry of such judgment until actual payment thereof in full has been made, to the changes in the foreign currency-United Sates dollar exchange rate, the Company will no interpose any defense or objection to or otherwise oppose inclusion of such linkage in any such judgment (except to comply with any applicable law); and the Company agrees that it will not initiate or seek to initiate any action, suit or proceeding, in Israel or in any other jurisdiction other than the United States, seeking damages or for the purpose of obtaining any injunction or declaratory judgment against the enforcement of, or a declaratory judgment concerning any alleged breach by the Company of or other claim by you in respect of, this Agreement or any of your rights under this Agreement, including without limitation any action, suit or proceeding challenging the enforceability of or seeking to invalidate in any respect the submission by the Company hereunder to the jurisdiction of federal or New York state courts or the designation of the laws of the State of New York as the law applicable to this Agreement;

         (m) If any payment of any sum due under this Agreement from the Company is made to or received by the Underwriters or any controlling person of any Underwriter in a currency other than freely transferable United States dollars, whether by judicial judgment or otherwise, the obligations of the Company under this Agreement shall be discharged only to the extent of the net amount of freely transferable United States dollars that the Underwriters or such controlling persons, as the case may be, in accordance with normal bank procedures, are able to lawfully purchase with such amount of such other currency; and to the extent that the Underwriters or such controlling persons are not able to purchase sufficient United States dollars with such amount of such other currency to discharge the obligations of the Company to the Underwriters of such controlling persons, as the case may be, the Company shall not be discharged with respect to such difference, and any such undischarged amount will be due as a separate obligation and shall not be affected by payment of or judgment being obtained for any other sums due under or in respect of this Agreement; and

         (n) To take such steps as shall be necessary to ensure that the Company shall not become an "investment company" as defined in the Investment Company Act of 1940, as amended.

         SECTION 7. FURTHER AGREEMENTS OF THE SELLING SHAREHOLDERS. Each of the Selling Shareholders severally and not jointly agrees:

         (a) To furnish the Representatives a letter in a form substantially similar to that attached as Exhibit 1 hereto or as otherwise agreed with the Representatives, pursuant to which the Selling Shareholder shall agree, subject to certain exceptions, not to, directly or indirectly, (1) offer for sale, sell, contract or grant any option to sell, pledge, transfer or otherwise dispose of any Ordinary Shares or securities convertible into or exchangeable for Ordinary Shares or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise, in each case for a period of 90 days from the date of the Prospectus, without the prior written consent of Lehman Brothers Inc. and Bear, Stearns & Co. Inc. on behalf of the Underwriters.

         (b) That the Shares to be sold by the Selling Shareholder hereunder, which are represented by the certificates held in custody for the Selling Shareholder, are subject to the interest of the Underwriters, that the arrangements made by the Selling Shareholder for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholder hereunder shall not be terminated by any act of the Selling Shareholder.

         (c) To deliver to the Representatives prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States person).

         SECTION 8. EXPENSES. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Shares and any transfer, stamp, documentary or similar taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement;
(d) the costs of producing and distributing this Agreement, the Agreement Among Underwriters and any Master Dealers Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Shares; (e) the filing fee incident to securing the required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Shares and the related fees and expenses of counsel to the Underwriters (which fees and expenses shall not exceed $12,500); (f) any applicable listing, registration or other fees; (g) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 6(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters, which fees and expenses shall not exceed $7,500);
(h) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show (which amounts, for purposes of clarification, shall not include advertising, mailing, telephone, road show, travel or other costs incurred by the Representatives or their sales personnel in connection with the marketing of the Offering); and (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 8 and in Section 13 the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell (except, for purposes of clarification, the Israeli stamp tax applicable to the issuance of the Shares, which stamp tax will be paid by the Company promptly after each Delivery Date in accordance with Israeli law) and the expenses of advertising any offering of the Shares made by the Underwriters.

         Each of the Selling Shareholders severally agrees with each Underwriter to pay (directly or by reimbursement to the Company) all fees and expenses incident to the performance of its obligations under this Agreement that are not otherwise specifically provided herein, including but not limited to (i) fees and expenses of counsel and advisors to the Selling Shareholder and (ii) expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Shareholder to the Underwriters hereunder. This paragraph shall not affect or modify any separate, valid agreement relating to the allocation of payment of expenses between the Company, on the one hand, and any Selling Shareholder, on the other hand.

         SECTION 9. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Shareholders contained herein, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

         (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); the Registration Statement shall have been declared effective by the Commission; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

         (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the reasonable opinion of Bingham Dana LLP, counsel for the Underwriters, is material or omits to state a fact which in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and each of the Selling Shareholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

         (d) Zellermayer, Pelossof & Co. shall have furnished to the Representatives its written opinion, as Israeli counsel to the Company, addressed to the Underwriters and dated such Delivery Date, substantially in the form attached hereto as Exhibit 2.

         (e) White & Case LLP shall have furnished to the Representatives its written opinion, as U.S. counsel to the Company, addressed to the Underwriters and dated such Delivery Date, substantially in the form attached hereto as
Exhibit 3.

         (f) Eitan, Pearl, Latzer & Cohen-Zedek shall have furnished to the Representatives its written opinion, as intellectual property counsel to the Company, addressed to the Underwriters and dated such Delivery Date, substantially in the form attached hereto as Exhibit 4.

         (g) Hogan & Hartson L.L.P. shall have furnished to the Representatives its written opinion, as regulatory counsel to the Company, addressed to the Underwriters and dated such Delivery Date, substantially in the form attached hereto as Exhibit 5.

         (h) Each of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC and Zellermayer, Pelossof & Co. shall have furnished to the Representatives its written opinion, as counsel to Thermo Electron Corporation and RDC Rafael Development Corporation, respectively, addressed to the Underwriters and dated such Delivery Date, substantially in the form attached hereto as Exhibit 6 and 7, respectively.

         (i) Counsel to each Selling Shareholder (other than Thermo Electron Corporation and RDC Rafael Development Corporation) shall have furnished to the Representatives its written opinion, as counsel to such Selling Shareholder, addressed to the Underwriters and dated such Delivery Date, as to the accuracy of each of the statements set forth in Exhibit 8 hereto.

         (j) The Representatives shall have received from Bingham Dana LLP and Meitar, Liquornik, Geva & Co., counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters, provided that such counsel has given reasonable notice of such request for documents in light of the nature and source of the documents.

         (k) At the time of execution of this Agreement, the Representatives shall have received from KPMG Somekh Chaikin, a member of KPMG International, a letter, in form and substance reasonably satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants "comfort letters" to underwriters in connection with registered public offerings.

         (l) With respect to the letter of KPMG Somekh Chaikin referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "INITIAL LETTERS"), the Company shall have furnished to the Representatives a letter (the "BRING-DOWN LETTER") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

         (m) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chief Executive Officer and its Chief Financial Officer stating that:

                      (i) The representations, warranties and agreements of the Company in Section 1 (A) if qualified in Section 1 as to materiality or material adverse effect, are true and correct and (B) in all other cases, are true and correct in all material respects, in both cases as of such Delivery Date; the Company has complied in all material respects with all its agreements contained herein; and the conditions set forth in Sections 6(a) and 6(n) have been fulfilled; and

                      (ii) They have carefully examined the Registration Statement and the Prospectus and, to their knowledge (A) as of the Effective

         Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

         (n) On each Delivery Date, each Selling Shareholder selling Shares on such Delivery Date shall have furnished to the Representatives a certificate, dated such Delivery Date, stating that:

                      (i) The representations, warranties and agreements of the Selling Shareholder in Section 2 (A) if qualified in Section 2 as to materiality or material adverse effect, are true and correct and (B) in all other cases, are true and correct in all material respects, in both cases as of such Delivery Date; and

                      (ii) The Selling Shareholder has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Delivery Date.

         (o) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (ii) since such date there shall not have been any change in the capital stock of the Company or any of its subsidiaries (other than subsequent issuances, if any, pursuant to the Company's employee benefit plans, qualified stock option plans or other employee compensation plans described in the Prospectus or upon exercise of outstanding options, rights or warrants described in the Prospectus or pursuant to the share recapitalization to be effected prior to the Delivery Date as described in the Prospectus) or long-term debt of the Company and its subsidiaries (other than as set forth in the consolidated financial statements filed as part of the Registration Statement) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of a majority in interest of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

         (p) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the Nasdaq National Market or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities of the United States or by Israeli authorities, (iii) the United States shall have become engaged in hostilities, there shall have been a significant escalation in hostilities involving the United States or Israel or there shall have been a declaration of a national emergency or war by the United States or Israel or (iv) there shall have occurred such a material adverse change in general domestic or international economic, political or financial conditions, including without limitation as a result of terrorist activities after the date hereof, or the effect of international conditions on the financial markets in the United States or Israel shall be such, as to make it in the case of (iii) or (iv), in the reasonable judgment of a majority in interest of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

         (q) The Nasdaq Stock Market Inc. shall have approved the Shares for listing on the Nasdaq National Market, subject only to official notice of issuance.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters. In the event that any of the terms or conditions set forth above in this Section 9 is not satisfied as a result of the failure of one or more Selling Shareholders (each a "DEFAULTING SHAREHOLDER") to deliver or cause to be delivered any item required to be delivered by or on behalf of such Defaulting Shareholder on or prior to any applicable Delivery Date, the Underwriters may, at the discretion of the Representatives, elect (i) to consummate the transactions to be effected on such Delivery Date in their entirety, (ii) to consummate the transactions to be effected on such Delivery Date, other than the purchase of Shares from one or more Defaulting Shareholders, or (iii) not to consummate the transactions to be effected on such Delivery Date; provided, however, that any election by the Underwriters pursuant to this sentence shall not in any way limit the liability that any Defaulting Shareholder may have to any Underwriter, to the Company, to any other Selling Shareholder, or to any officer, director, employee or controlling person of any of the foregoing persons or entities.

         SECTION 10. INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company and each Selling Shareholder, jointly and severally, shall indemnify and hold harmless each Underwriter, its officers, directors and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, or its officers, directors, employees or controlling persons may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Shares ("MARKETING MATERIALS"), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that neither the Company nor the Selling Shareholders shall be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith, gross negligence or willful misconduct), and shall reimburse, jointly and severally, each Underwriter and each of its officers, directors, employees and controlling persons promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, director, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (i) neither the Company nor the Selling Shareholders shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(g), and (ii) with respect to any untrue statement or omission of material fact made in any Preliminary Prospectus, the indemnity agreement contained in this section shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage, liability or action purchased the securities concerned, to the extent that any such loss, claim, damage, liability or action of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction that (w) the Company had furnished copies of the Prospectus, as amended or supplemented, to the Representatives prior to the time at which written confirmation of the sale of such securities was delivered by the Underwriter, (x) delivery of the Prospectus, as amended or supplemented, was required by the Securities Act to be made to such person at such time, (y) the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus as amended or supplemented, and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus as amended or supplemented. The foregoing indemnity agreement is in addition to any liability which the Company or any Selling Shareholder may otherwise have to any Underwriter or to any officer, director, employee or controlling person of that Underwriter.

         (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each Selling Shareholder, and their respective officers, directors and employees, and each person, if any, who controls the Company or Selling Shareholder within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, any Selling Shareholder, or any of their respective officers, directors, employees or controlling persons may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein (which information consists solely of the information specified in Section 10(g)), and shall reimburse the Company, each such Selling Shareholder, and any such officer, director, employee or controlling person for any legal or other expenses reasonably incurred by the Company, such Selling Shareholder, or any such officer, director, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company, the Selling Shareholders, or any such director, officer, employee or controlling person.

         (c) Each Selling Shareholder, severally and not jointly, shall indemnify and hold harmless the Company, its officers, directors and employees and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which the Company or its officers, directors, employees or controlling persons may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Selling Shareholder furnished to the Company by or on behalf of that Selling Shareholder specifically for inclusion therein, which information consists solely of the information specified in Section 10(f), and shall reimburse, jointly and severally, the Company and its officers, directors and employees and controlling persons promptly upon demand for any legal or other expenses reasonably incurred by the Company and its officers, directors, employees or controlling persons in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that each Selling Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(g). The foregoing indemnity agreement is in addition to any liability which the Selling Shareholder may otherwise have to the Company and its officers, directors and employees and each person, if any, who controls the Company.

         (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, directors, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or any Selling Shareholder under this Section 10 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, officers, directors, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company and the Selling Shareholders. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and each Selling Shareholder, severally, on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each Selling Shareholder, severally, on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and each Selling Shareholder on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and each Selling Shareholder, respectively, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and each Selling Shareholder on the one hand and the Underwriters on the other shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, a Selling Shareholder or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and no Selling Shareholder shall be required to contribute an amount in excess of the total net proceeds from the offering of the Shares received by each Selling Shareholder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

         (f) Each Selling Shareholder severally confirms and the Company acknowledges that the name, address and share ownership of such Selling Shareholder and other information with respect to such Selling Shareholder set forth under the caption "Principal and Selling Shareholders" and the information contained in the representations and warranties given by such Selling Shareholder in this Agreement and the Custody Agreement constitute the only information concerning such Selling Shareholder furnished in writing to the Company by or on behalf of each Selling Shareholder.

         (g) The Underwriters severally confirm and the Company and the Selling Shareholders acknowledge that the statements with respect to the public offering of the Shares by the Underwriters set forth in the third paragraph under the table on the cover page of the Prospectus related to the expected delivery date for the Shares, in the statements set forth in the table in the first paragraph under the subcaption "-General," in the third paragraph and in the last sentence of the fourth paragraph under that subcaption, in the second paragraph under the subcaption "-Commissions and Expenses," in the first two paragraphs under the subcaption "-Stabilization, Short Positions, Penalty Bids and Passive Market Making," and under the subcaption "Underwriter's Stock Ownership" in each case under the caption "Underwriting" in the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

         (h) The liability of each Selling Shareholder pursuant to Section 10(a), Section 10(c) and Section 10(e) and, with respect to each Selling Shareholder, for any breach of representation contained in Section 2(e) or 2(f), shall not exceed the total net proceeds from the offering of the Shares received by such Selling Shareholder; provided that such limitation shall not apply in the event of a commission of fraud hereunder on the part of such Selling Shareholder.

         SECTION 11. DEFAULTING UNDERWRITERS.

         If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Shares which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Shares set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Firm Shares set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Shares on such Delivery Date if the total number of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Shares to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Shares which it agreed to purchase on such Delivery Date pursuant to the terms of Section 4. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Shares to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of those Selling Shareholders listed in
Schedule 2 hereto as selling Option Shares to sell, the Option Shares) shall terminate without liability on the part of any non-defaulting Underwriter, the Company or any Selling Shareholder, except that the Company and Selling Shareholders will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "UNDERWRITER" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 11, purchases Shares which a defaulting Underwriter agreed but failed to purchase.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any Selling Shareholder for damages caused by its default. If other Underwriters are obligated or agree to purchase the Shares of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

         SECTION 12. TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and the Selling Shareholders prior to delivery of and payment for the Firm Shares if, prior to that time, any of the events described in Sections 9(n) or 9(o) shall have occurred or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement.

         SECTION 13. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the Company or any Selling Shareholder shall fail to tender the Shares for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company or such Selling Shareholder to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or such Selling Shareholder is not fulfilled, the Company and such defaulting Selling Shareholder shall reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Company and, in the case of a defaulting Selling Shareholder, such defaulting Selling Shareholder, shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, neither the Company nor the Selling Shareholders shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

         SECTION 14. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

         (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., 101 Hudson Street, Jersey City, NJ 07302, Attention: Syndicate Department (Fax: 212-526-0943), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 101 Hudson Street, Jersey City, NJ 07302; provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request.

         (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Zvi Ben David (Fax: 972-4-959-2466).

         (c) if to any Selling Shareholder, shall be delivered or sent by mail, telex or facsimile transmission to the address of such Shareholder set forth on
Schedule 2 hereto.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Shareholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives; and the Underwriters and the Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of any Selling Shareholder by any or all of the attorneys-in-fact for such Selling Shareholder.

         SECTION 15. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Shareholders and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the representations, warranties, indemnities and agreements of the Selling Shareholders contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement, the Selling Shareholders and any person controlling the Company or a Selling Shareholder within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         SECTION 16. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Company, the Selling Shareholders and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         SECTION 17. DEFINITION OF THE TERMS "BUSINESS DAY" AND "SUBSIDIARY." For purposes of this Agreement, (a) "BUSINESS DAY" means each Monday, Tuesday,

Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "SUBSIDIARY" has the meaning set forth in Rule 405 of the Rules and Regulations.

         SECTION 18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of New York (without giving effect to conflict of laws provisions thereof).

         SECTION 19. CONSENT TO JURISDICTION. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("RELATED PROCEEDINGS") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "SPECIFIED COURTS"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "RELATED JUDGMENT"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States hereby irrevocably appoints Given Imaging, Inc., which currently maintains an office at Oakbrook Technology Center, 5555 Oakbrook Parkway, No. 355, Norcross, Georgia 30093, United States of America, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding that may be instituted in any state or federal court in the City and State of New York.

         SECTION 20. WAIVER OF IMMUNITY. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before or after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment of any Specified Court, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or with respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

         SECTION 21. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         SECTION 22. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing correctly sets forth the agreement between the Company, the Selling Shareholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,



GIVEN IMAGING LTD.,
Individually and as Custodian for each of the Selling
Shareholders named in Schedule 2 to this Agreement



BY
   ---------------------------------
Name:
Title:


THERMO ELECTRON CORPORATION
RDC RAFAEL DEVELOPMENT CORPORATION LTD.
[INCLUDE OTHER SELLING SHAREHOLDERS]

     BY GIVEN IMAGING LTD.,
     As Attorney-in-Fact acting on behalf of each of the Selling
     Shareholders named in Schedule 2 to this Agreement

     BY
        ----------------------------
     Name:
     Title:

Accepted:

LEHMAN BROTHERS INC.
BEAR, STEARNS & CO. INC.
ROBERTSON STEPHENS, INC.

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

By LEHMAN BROTHERS INC.

By
    ---------------------------------------

Authorized Representative

                                   SCHEDULE 1


                                                                Number of
Underwriters                                                   Firm Shares
------------                                                   -----------
Lehman Brothers Inc.
Bear, Stearns & Co. Inc.
Robertson Stephens, Inc.








                                                               ---------
     Total........................................             6,200,000

                                                           SCHEDULE 2

                                                                                              Number of            Number of
Selling Shareholder                                               Address                    Firm Shares         Option Shares
-------------------                                               -------                    -----------         -------------
RDC Rafael Development Corporation Ltd.             P.O. Box 14
                                                    Haifa, Israel 31000                          [ ]                  [ ]

Discount Investment Corporation                     The Triangular Tower, 42nd Fl.
                                                    3 Azrieli Center                             [ ]                  [ ]
                                                    Tel Aviv, Israel 67023

Elron Electronic Industries Ltd.
                                                                                                 [ ]                  [ ]
Caduceus Private Investments                        c/o OrbiMed Associates LLC
                                                    767 Third Avenue, 6th Fl.                    [ ]                  [ ]
                                                    New York, NY 10017

OrbiMed Associates LLC                              767 Third Avenue, 6th Fl.
                                                    New York, NY 10017                           [ ]                  [ ]
PuSH J. Sh. Holding Ltd.
                                                                                                 [ ]                  [ ]
Thermo Electron Corporation                         81 Wyman Street
                                                    Waltham, MA 02454                            [ ]                  [ ]

Trimaran Investment Trust
                                                                                                 [ ]                  [ ]

Auber Investments Ltd.
                                                                                                 [ ]                  [ ]
Adigar Technologies Ltd.
                                                                                                 [ ]                  [ ]
Fishman Family Properties Ltd.
                                                                                                 [ ]                  [ ]
Securfin S.A.
                                                                                                 [ ]                  [ ]

     Total........................................                                            3,200,000             930,000

                                   SCHEDULE 3


                  Employees Required to Sign Lock-Up Agreements


                                [to be provided]

                                                                       EXHIBIT 1


                            LOCK-UP LETTER AGREEMENT

LEHMAN BROTHERS INC.
BEAR, STEARNS & CO. INC.
ROBERTSON STEPHENS INC.
As Representatives of the
  several underwriters
c/o LEHMAN BROTHERS INC.
101 Hudson Street
Jersey City, NJ 07302

Dear Sirs:

         The undersigned understands that you and certain other firms propose to enter into an Underwriting Agreement (the "Underwriting Agreement") providing for the purchase by you and such other firms (the "Underwriters") of ordinary shares (the "Ordinary Shares"), of Given Imaging Ltd. (the "Company") and that the Underwriters propose to reoffer the Shares to the public (the "Offering").

         In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc. and Bear, Stearns & Co. Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Ordinary Shares (including, without limitation, Ordinary Shares that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Ordinary Shares that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Ordinary Shares (other than the Shares) owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Ordinary Shares, whether any such transaction described in clause (1) or
(2) above is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise, for a period of 90 days after the date of the final prospectus relating to the Offering; provided that the foregoing restrictions shall not apply to any of your Ordinary

Shares that are sold pursuant to the registration statement relating to the Offering.

         In furtherance of the foregoing, the Company and its Transfer Agent, acting at the direction of the Company, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

         It is understood that, if (i) the Company notifies you that it does not intend to proceed with the Offering, (ii) if the Underwriting Agreement does not become effective by April 2, 2002, or (iii) if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Ordinary Shares to be sold by the Company in the Offering, we will be released from our obligations under this Lock-Up Letter Agreement.

         The undersigned understands that the Company and the Underwriters will rely on this Lock-Up Letter Agreement in proceeding with the Offering.

         Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                       Very truly yours,


    IF AN INDIVIDUAL:
                                       -----------------------------------
                                       Name:

    IF ON BEHALF OF A CORPORATION,
    PARTNERSHIP, LIMITED LIABILITY
    COMPANY, TRUST OR OTHER ENTITY:
                                       -----------------------------------
                                                 [Name of entity]

                                       By:
                                           -------------------------------
                                       Name:
                                       Title:

Dated:  _______________

                                                                       EXHIBIT 2


                     OPINION OF ZELLERMAYER, PELOSSOF & CO.
                         ISRAELI COUNSEL TO THE COMPANY

Ladies and Gentlemen,

                  We have acted as Israel counsel for Given Imaging Ltd., a company duly incorporated, organized and validly existing under the laws of the State of Israel (the "Company"), in connection with the preparation and filing under the United States Securities Act of 1993, as amended (the "Act"), of a registration statement on Form F-1 (the "Registration Statement") with the Securities and Exchange Commission in connection with the offer and sale by the Company of 3,000,000 Ordinary Shares (the "Company Shares") nominal value NIS
0.05 per share of the Company ("Ordinary Shares") and the offer and sale by certain shareholders of the Company of an aggregate of 3,200,000 Ordinary Shares (such Ordinary Shares, together with the Company Shares, the "Shares") (not including up to an additional 930,000 Ordinary Shares offered by a certain shareholder of the Company to cover over-allotments). This opinion is furnished pursuant to the Underwriting Agreement, dated [___], 2002 between the Company and yourselves (the "Underwriting Agreement") Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Underwriting Agreement.

                  In so acting, and as a basis for the opinions herein set forth, we have examined original, photocopied, facsimiled copies or electronically transmitted versions of the Registration Statement, the Underwriting Agreement, the Company's Memorandum and Articles of Association and all corporate minutes, records and other documents of the Company provided to us by the Company which we have deemed as necessary or relevant as a basis for the opinions hereinafter expressed. In such examination we have assumed the due authorization, execution and delivery of the Underwriting Agreement and any part thereof, by all parties thereto other than the Company, due compliance with the laws of the State of New York and all other relevant laws (other than the laws of the State of Israel), the genuineness of all signatures (other than those on behalf of the Company), that each such party has entered into the Underwriting Agreement in good faith and without notice of any adverse fact, that the Underwriting Agreement constitutes the legal, valid and binding obligation of each such party (other than the Company), enforceable against it in accordance with its terms, and that each such party has and shall have complied with and punctually performed all its covenants, undertakings and agreements thereunder. We have further assumed, without any investigation, the legal capacity of natural persons, the corporate power of legal persons (other than the Company) and the authority of the individuals acting on their behalf, actual compliance of all parties with their covenants and agreements and with all relevant laws, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted, facsimiled or electronically transmitted to us as copies and that such documents as examined by us are true, complete and correct, are in full force and effect and have not been amended, rescinded, supplemented or otherwise modified. As to various questions of fact relevant to the opinions expressed herein, we have relied exclusively upon and assumed the completeness and accuracy of, without any independent investigation or verification, the certificates of officers of the Company and RDC Rafael Development Corporation, public officials and others, including, without limitations, the documents delivered on the date hereof pursuant to the Underwriting Agreement, and the representations, warranties and other statements of fact contained therein, assuming, that there are no other records or facts that may be relevant to our opinions. With your permission, all other assumptions and statements of reliance as indicated herein have been made without any independent investigation or verification on our part except to the extent otherwise expressly stated in this opinion, and we express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon.

                  We do not opine as to the laws of all jurisdictions other than the State of Israel as the same are in force on the date hereof, such opinions being based on current law, therefore there can be no assurance that the views expressed in such opinions will be accepted by the relevant administrative or judicial authorities. Further excluded from our opinion are any matters relating to intellectual property laws, and regulatory requirements for the sale or use of any products of the Company. We do not express any opinion herein concerning any legal conclusions derived from any law, as set forth in the two preceding sentences, as to which we otherwise do not express any opinion herein. Our opinion shall be governed by and construed in accordance with the internal laws of the State of Israel, without giving effect to its rules of choice of laws.

                  The opinions set forth herein as to the enforceability of any documents are subject to any limitation of enforceability that may be imposed by applicable bankruptcy, insolvency, fraudulent conveyance, composition, reorganization, moratorium or other similar laws affecting creditor's rights and remedies generally and by the application by a court of equitable principles (regardless of whether such enforceability is considered in proceeding in equity or in law).

                  As used in this opinion, any use of the term "knowledge" or similar language means that, after an examination of documents made available by the Company to attorneys of this firm in connection with the Underwriting Agreement, but without any further independent factual investigation, we find no reason to believe that the factual basis for any opinions expressed herein is incorrect in any material respect.

                  With your permission, we have further assumed that no state or federal securities laws in the United States which is applicable to the offering of the Ordinary Shares pursuant the Registration Statement or any subsequent dealings therein, nor the Nasdaq rules, limits the acquisition of any degree of control over the Company nor requires the acquirer of any degree of control to make a bid to purchase any Ordinary Shares from the public shareholders.

                  Furthermore, we have relied upon the representations of the Company to us that (i) the Company currently intends to reinvest any income derived from the "Approved Enterprise" programs and not to distribute the income as a dividend, (ii) the Company's manufacturing facility is located in Yoqneam,
(iii) the period of tax benefits for the Company's "Approved Enterprise" programs has not yet commenced, since the Company has yet to realize taxable income, (iv) the Company expects to derive a substantial portion of its income from its "Approved Enterprise" program, and (v) the Company applied to the Income Tax Commission for an approval as an industrial company for the purpose of exemption from capital gains tax on sales of ordinary shares offered to the public pursuant to the Prospectus and cannot be certain that it will obtain such approval or that it will continue to maintain this qualification or its status as an industrial company or that the tax benefits described in Prospectus will be available to the Company in the future.

                  Based upon and subject to the foregoing, we are of the opinion that:

                  1. The Company has been duly incorporated and is validly existing as a company under the laws of the State of Israel and has all corporate power and authority necessary to own or hold its properties and conduct the businesses as described in the Registration Statement.

                  2. The Company has the corporate power and authority to own, lease and operate its properties, as the case may be, and to conduct its business as described in the Prospectus.

                  3. Ordinary Shares:

                  (a) The Company has the authorized capitalization as set forth in the Prospectus, and all of the issued shares of the Company outstanding prior to the issuance of the Company Shares have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus; and the share split and conversion of all outstanding preferred shares have been duly and validly authorized and completed by the Company in accordance with its articles of association and all applicable Israeli corporate laws.

                  (b) The rights attached to the Ordinary Shares of the Company conform in all material respects to the description thereof contained in the Prospectus. The Shares are duly and validly authorized and, when the Company Shares are issued and delivered against payment therefor as contemplated by the Underwriting Agreement (I) all such Shares will be fully paid and non-assessable, and (II) to our knowledge, the Company Shares shall be free and clear of all liens, encumbrances, preemptive rights and other claims under the Articles of Association of the Company or other instruments to which the Company is party or under the laws of the State of Israel.

                  (c) No further approval or authority of the shareholders or the Board of Directors of the Company is required for the issuance and sale of the Company Shares as contemplated by the Underwriters Agreement.

                  (d) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any of the Company Shares pursuant to the Company's articles of association or other governing documents or, to our knowledge, any agreement or other instrument to which the Company is a party or by which it is bound.

                  (e) The form of certificates used to evidence the Shares complies with any applicable requirements of the articles of association of the Company and under all applicable Israeli corporate laws.

                  (f) Except as described in the Prospectus, to our knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act; and neither the filing of the Registration Statement, nor the offering or sale of the Shares as contemplated by the Underwriting Agreement gives rise to any rights under the laws of the State of Israel (the "Applicable Laws") for or relating to the registration of any Ordinary Shares or other securities of the Company.

                  4. The Transaction and the Underwriting Agreement:

                  (a) The Company has full power and authority to enter into each of the Underwriting Agreement under applicable Israeli law, and the Underwriting Agreement has been duly authorized, executed and delivered by the Company. All corporate action required by the Applicable Laws and the articles of association of the Company to be taken by the Company for the due and proper authorization, issuance, offering, sale and delivery of the Company Shares has been validly and sufficiently taken.

                  (b) The filing of the Registration Statement and the Prospectus with the Securities and Exchange Commission has been duly authorized by and on behalf of the Company and the Registration Statement has been duly executed pursuant to such authorization in accordance with the Applicable Laws.

                  (c) The issuance, delivery and sale to the Underwriters of the Company Shares to be issued and sold by the Company to the Underwriters are not subject to any tax imposed on the Company by any Israeli court or government agency or body (each a "Governmental Authority"), except the Israeli stamp duty.

                  (d) To our knowledge, other than as set forth in the Prospectus, there is no legal or governmental proceeding pending or threatened in writing to which the Company is a party or of which any property or assets of the Company is the subject, which seeks to restrain, enjoin or prevent the execution and delivery of the Underwriting Agreement or the consummation of the transactions contemplated thereby.

                  (e) The issue and sale of the Company Shares being delivered on the First Delivery Date by the Company pursuant to the Underwriting Agreement, and the execution, delivery and compliance by the Company with all of the provisions of the Underwriting Agreement and the consummation of the transactions contemplated thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the articles of association of the Company or any statute or any order, rule or regulation known to us of any Israeli Governmental Authority having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and subject to Underwriters' full compliance with their undertakings in the Underwriting Agreement, no consent, approval, authorization or order of, or filing or registration with, any such authority is required for the execution, delivery and performance of the Underwriting Agreement by the Company and the consummation of the transactions contemplated thereby, except for such consents, approvals, authorizations, orders, filings or registrations as have been obtained or made.

                  (f) The statements in the Registration Statement and the Prospectus, insofar as statements refer to the Company's articles of association or resolutions of the shareholders and board of directors of the Company or to material contracts, indentures, mortgages, loan agreements, notes, leases, plans pertaining to option arrangements, employment agreements and other agreements, arrangements or instruments to which the Company is a party, which are governed by the laws of the State of Israel, are accurate and adequate in all material respects insofar as such statements refer to statements of the Applicable Laws or legal conclusions relating 'to matters of the Applicable Laws except such statements which relate to intellectual property rights.

                  (g) Under the laws of Israel, the submission by the Company to the jurisdiction of any federal or state court sitting in the county of New York and the designation of the law of the State of New York to apply to the Underwriting Agreement is binding upon the Company and, if properly brought to the attention of the court in accordance with the laws of Israel, would be enforceable in any judicial proceedings in Israel subject to the exercise of judicial discretion or the existence of special circumstances or considerations, such as differences in the provision of the statutes of limitation in the two jurisdictions, reciprocity agreement as to enforceability between the two jurisdictions, or if enforcement of such submission clause would be contrary to the interest of justice or the public good;

                  5. The Affairs of the Company:

                  (a) To our knowledge, except as set forth in the Prospectus, there are no legal or governmental proceedings before any Israeli Governmental Authority pending or threatened in writing to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject, which if determined adversely to the Company or any of its subsidiaries, would have a Material Adverse Effect.

                  (b) To our knowledge, the Company is not in violation of its articles or memorandum of association.

                  (c) To our knowledge, the Company is not in violation in respect of any of the Applicable Laws known to us to which it or its property or assets are subject or has failed to obtain or violated any approval of an Israeli Governmental Authority necessary in the State of Israel to the ownership of its property or to the conduct of its business as described in the Prospectus, except for such defaults, violations or failures that, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect and except in relation to its "Approved Enterprise" status under the Law of the Encouragement of Capital Investments, 1959.

                  (d) To our knowledge, the Company has not received any notice of proceedings relating to the revocation or modification of any such Governmental

Approvals that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect.

                  6. The statements made (a) in the Prospectus under the captions "Risk Factors - Risks relating to our location in Israel, "Dividend Policy," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management," "Certain Relationships and Related Party Transactions," "Background Information," "Description of Share Capital," "Conditions in Israel," "Israeli Taxation and Government Programs," and "Enforceability of Civil Liabilities" and (b) in Item 6 of the Registration Statement, in each case to the extent that such statements constitute Israeli legal matters or relate to the provisions of the Company's articles of association, have been reviewed by us and fairly reflect the matters purported to be summarized and are correct in all material respects. Our opinion filed as
Exhibit 8.1 to the Registration Statement is hereby confirmed, and the Underwriters may rely upon such opinion as if it were addressed to them.

                  Representatives of our firm participated in conferences with officers and other representatives of the Company, representatives of U.S. counsel for the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although we have not verified the accuracy and completeness of the statements contained in the Registration Statement or the Prospectus and we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as specified in paragraphs 3(a), 3(b) and 6 above) and our judgments as to materiality are, to the extent we deem appropriate, based in part upon the views of appropriate officers and other representatives of the Company and on the basis of the foregoing but without independent check or verification, no facts have come to our attention that have caused us to believe that (i) at the time the Registration Statement became effective, the Registration Statement or any amendment thereto made by the Company prior to such Delivery Date (other than the financial statements, financial schedules and other financial and accounting data included therein or incorporated by reference therein or omitted therefrom, as to which we express no view) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading or, (ii) as of its date, the Prospectus (other than the financial statements, financial schedules and other financial and accounting data included therein or incorporated by reference therein or omitted therefrom, as to which we express no view) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) as of the date hereof, the Registration Statement, the Prospectus and any amendment or supplement made thereto prior to such dates (other than the financial statements, financial schedules and other financial and accounting data included therein, as to which we express no view) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein (in the case of the Prospectus and any amendments or supplements thereto, in light of the circumstances in which they were made) not misleading.

                  In rendering the opinions set forth in the preceding paragraph, we are not passing on the adequacy or accuracy of the derivation or compilation from the Company's accounting records, results of clinical or other trials, or other sources of data, of the financial, statistical, clinical or other trial data, or technical specifications, included in the Registration Statement or the Prospectus.

                  This opinion is issued solely to you and for the purpose of consummating the transactions contemplated under the Underwriting Agreement. You may not rely on it for any other purpose, and no other person or entity may rely on it for any purpose. We assume no obligation to update this opinion or to advise you of any events that occur subsequent to the date of this opinion.

                                Very truly yours,

                                                                       EXHIBIT 3

                           OPINION OF WHITE & CASE LLP
                           U.S. COUNSEL TO THE COMPANY

Ladies and Gentlemen:

                  We have acted as United States counsel for Given Imaging Ltd. (the "Company"), a company organized under the laws of the State of Israel, in connection with the transactions contemplated by the underwriting agreement (the "Underwriting Agreement") dated , 2002, between the Company and Lehman Brothers Inc., as representative of the several underwriters (the "Underwriters") named in Schedule 1 to the Underwriting Agreement. This opinion is delivered to you pursuant to Section 7(e) of the Underwriting Agreement. Capitalized terms used herein and not otherwise defined are used herein as defined in the Underwriting Agreement.

                  In so acting, we have examined certificates of officers of the Company, and the originals (or copies thereof, certified to our satisfaction) of such corporate documents and records of the Company, and such other documents, records and papers as we have deemed relevant in order to give the opinions hereinafter set forth. In this connection, we have assumed the genuineness of signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed, facsimile or photostatic copies. In addition, we have relied, to the extent that we deem such reliance proper, upon such certificates of officers of the Company with respect to the accuracy of factual matters contained therein which were not independently established. We have also assumed that under Israeli law, the Company has full power, authority and legal right to enter into and perform its obligations under the Underwriting Agreement and that there has been due authorization, issuance and delivery of the Shares by the Company. Our opinion in paragraph 1 below as to the valid existence and good standing of the Given Imaging, Inc. (the "U.S. Subsidiary") is based solely upon the good standing certificates obtained by us from the Office of the Secretary of State of the State of Delaware and the Office of the Secretary of State of the State of Georgia. Our opinion in paragraph 5 below as to the effectiveness of the Registration Statement is based solely upon telephonic confirmation received by us from [____________], who we believe to be a member of the Staff of the Office of Corporate Finance of the Commission.

         Based upon the foregoing, it is our opinion that:

                  1. The U.S. Subsidiary has been duly incorporated and is validly existing in good standing as a company under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect and has all corporate power and authority necessary to own or hold its properties and conduct its business as described in the Registration Statement.

                  2. All of the issued shares of the U.S. Subsidiary have been duly authorized and validly issued and are fully paid, non-assessable and are owned directly or indirectly by the Company.

                  3. No consent, approval, authorization or order of, or qualification, filing or registration with any New York State or U.S. Federal governmental agency or body or any New York State or U.S. Federal court is required to be obtained or made by the Company or its subsidiaries for the issuance and sale of the Shares as contemplated herein, except (i) such as have been obtained or made under the Securities Act, (ii) such as may be required under U.S. state securities or blue sky laws or securities laws of any foreign jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Prospectus (as to which we express no opinion), and (iii) such as may be required by the National Association of Securities Dealers, Inc.

                  4. The statements set forth in the Prospectus under "Taxation and Government Programs - United States Federal Income Tax Considerations," insofar as such statements constitute matters of U.S. federal income tax law or legal conclusions with respect thereto, are accurate in all material respects. We hereby confirm our opinion filed as Exhibit 8.2 to the Registration Statement.

                  5. The Registration Statement was declared effective by the Commission under the Securities Act as of [___], Washington, D.C. time, on [____], 2002 and the Prospectus was filed with the Commission pursuant to Rule 424(b)(4) on [____], 2002. To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission.

                  6. The Company is not, nor will become as a result of the consummation of the transactions contemplated by the Underwriting Agreement and the application of the net proceeds from the sale of Shares as described in the Prospectus, an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  7. To our knowledge, there is no legal or governmental proceeding threatened in writing or pending in any state or federal court located in the County of New York, State of New York, to which the Company is a party or to which any property of the Company is subject, which seeks to restrain, enjoin or prevent the execution and delivery of the Underwriting Agreement or the consummation of the transactions contemplated thereby.

                  In the course of preparation by the Company of the Registration Statement, we have participated in conferences with officers and other representatives of the Company, with representatives of Zellermayer, Pelossof & Co., Israeli counsel to the Company, with representatives of the independent auditors of the Company, and with you and your counsel. We are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except to the extent stated in paragraph 4 above), and our judgments as to materiality are, to the extent we deem appropriate, based in part upon the views of appropriate officers and other representatives of the Company.

                  Based upon such participation in the preparation of the Registration Statement and the Prospectus, but without independent check or verification, and subject to the preceding paragraph and the subsequent and final paragraphs hereof, (a) it is our opinion that each of the Registration Statement at the time of effectiveness and the Prospectus as of its date (except for the financial statements and related schedules and other financial and accounting data included or incorporated by reference therein or omitted therefrom, as to which we express no opinion) complies as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations, (b) to our knowledge, there is no contract or other document required by the Securities Act or the Rules and Regulations to be described in the Prospectus or filed as an exhibit to the Registration Statement that is not described or filed as required, (c) nothing has come to our attention which causes us to believe that, as of its time of effectiveness, the Registration Statement (other than the financial statements and related schedules and other financial and accounting date included or incorporated by reference therein or omitted therefrom, as to which we express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(d) nothing has come to our attention which causes us to believe that, as of its date and the date hereof, the Prospectus (other than the financial statements and related schedules and other financial and accounting data included or incorporated by reference therein or omitted therefrom, as to which we express no belief) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering the opinions set forth in the preceding paragraph, we are not passing on the adequacy or accuracy of the derivation or compilation from the

Company's accounting records, results of clinical or other trials, or other sources of data, of the financial, statistical, clinical or other trial data, or technical specifications, included in the Registration Statement or the Prospectus.

                  The phrase, "to our knowledge," or words of similar import, means the actual knowledge (without independent investigation except as otherwise stated) of lawyers at White & Case LLP who have been principally involved in negotiating and reviewing the Underwriting Agreement and in the preparation and review of the Registration Statement and the Prospectus.

                  We do not express or purport to express any opinions with respect to laws other than the laws of the State of New York and the Federal laws of the United States. This opinion is given solely for your use in connection with the Underwriting Agreement and may not be relied on by any other person or for any other purpose. We do not undertake to advise you of any changes in our opinions expressed herein resulting from matters that may hereafter arise or that hereafter may be brought to our attention.

                                Very truly yours,

                                                                       EXHIBIT 4

                  OPINION OF EITAN, PEARL, LATZER & COHEN-ZEDEK
                  INTELLECTUAL PROPERTY COUNSEL TO THE COMPANY

                  This opinion is delivered in connection with the Underwriting Agreement, dated [___________] (the "Underwriting Agreement") relating to the offering of 6,200,000 Ordinary Shares, par value NIS 0.05 each, of the Company, pursuant to the registration statement on Form F-1 filed with the United States Securities and Exchange Commission (File No. [_________]) on [_______]. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Underwriting Agreement.

                  Whenever our opinions herein are qualified by the phrase, "to the best of our knowledge," such language means that based upon the actual knowledge of attorneys presently within our firm and all knowledge that would have been gained upon the reasonable investigation of our files.

                  We have read the Registration Statement and the Prospectus, including particularly the portions of the Registration Statement and the Prospectus referring to the patents, patent applications, trademarks, trademark applications, designs and design applications as set forth in Appendix A, attached hereto (the patents, patent applications, trademarks, trademark applications, designs and design applications described in Appendix A shall be collectively referred to as the "IP Rights")

                  Based on the foregoing, we are of the opinion that:

                  1. As to the statements in the Registration Statement and any further amendment thereto made by the Company prior to the Delivery Date and in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Delivery Date under the captions "Risk Factors - Because of the importance of our patent portfolio to our business, we may lose market share to our competitors if we fail to protect our intellectual property rights," "Risk Factors - Because the medical device industry is litigious, we are susceptible to intellectual property suits that could cause us to incur substantial costs or to pay substantial damages or prohibit us from selling our product" and "Business - Intellectual Property," insofar as such statements constitute matters of U.S. or Israeli patent, trademark, copyright or design laws or legal conclusions with respect thereto, are accurate in all material respects and complete statements or summaries of the matters set forth therein.

                  2. To the best of our knowledge, (i) the Registration Statement and any further amendment thereto made by the Company prior to the Delivery Date, at the time such Registration Statement or amendment became effective, did not contain an untrue statement of a material fact with respect to the IP Rights or omit to state a material fact relating to the IP Rights required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus and any further amendment or supplement thereto made by the Company prior to the Delivery date, as of its date, did not contain an untrue statement of a material fact with respect to the IP Rights or omit to state a material fact relating to the IP Rights required to be stated therein or necessary to make the statements therein not misleading, and (iii) at the Delivery date, the Registration Statement, the Prospectus and any further amendment or supplement thereto made by the Company prior to the Delivery date did not contain an untrue statement of a material fact with respect to the IP Rights or omit to state a material fact relating to the IP Rights required to be stated therein or necessary to make the statements therein not misleading.

                   3. Except to the extent described in the Prospectus, the Company is listed in the records of the United State Patent and Trademark Office and in the records of the appropriate foreign offices as the holder of holder of record of the IP Rights. To the best of our knowledge, except for the Patent Applications specified in Appendix A, which are jointly owned by the Company and by Yissum, Research Development Company of the Hebrew University of Jerusalem, the Company is the sole owner of the IP Rights. To the best of our knowledge, except as described in the Registration Statement, there is no pending or threatened action, suit proceeding or claim challenging the validity or scope of any of the IP Rights.

                  4. To the best of our knowledge, the Company has taken such steps as are required, including the payment of all necessary maintenance fees, to maintain the enforceability of the IP Rights and to maintain the pendency of the Patent Applications, Trademark Applications and Design Applications, specified in Appendix A, attached hereto.

                                Yours faithfully,

                                                                       EXHIBIT 5

                       OPINION OF HOGAN & HARTSON, L.L.P.
                        REGULATORY COUNSEL TO THE COMPANY

Ladies and Gentlemen:

                This letter is furnished to you pursuant to Section 9(g) of the Underwriting Agreement dated [_________], 2002 (the "Underwriting Agreement") between you and Given Imaging Ltd. (the "Company"), relating to the sale by the Company and purchase by you as Representatives of the several Underwriters of 6,200,000 ordinary shares (the "Shares").

                This firm serves as special regulatory counsel to the Company only with respect to the U.S. Food and Drug Administration ("FDA") and Federal Communications Commission ("FCC"), and European Conference of Postal and Telecommunications Administrations ("CEPT") areas. In addition, for purposes of this offering only, the firm served as special regulatory counsel with respect to certain Medicare, Medicaid, and third-party reimbursement matters. In such capacity, we have reviewed certain information under the following captions in the Company's final Prospectus dated [_________], 2002 (the "Prospectus"), forming a part of the Company's Registration Statement on Form F-1, as amended (Registration No. [_________]):

o "Risk Factors--If physicians, hospitals and other healthcare providers are unable to obtain coverage and reimbursement from third-party healthcare payors for procedures using the Given System, or if reimbursement is insufficient to cover the costs of purchasing the Given System, we may be unable to generate sufficient sales to support our business,"

o "Risk Factors--We are subject to extensive regulation by the U.S. Food and Drug Administration, or FDA, which could delay or prevent our entry into the United States market, could restrict the sales and marketing of the Given System and could cause us to incur significant costs,"

o "Risk Factors--If we do not obtain and maintain the necessary regulatory approvals in a specific country or region, we will not be able to market and sell the Given System in that country or region,"

o "Risk Factors--Our failure to obtain necessary U.S. Federal Communications Commission, or FCC, authorizations could impair our ability to commercially distribute and market the Given System in the United States,"

o "Risk Factors--The duty cycle at which the Given System currently operates does not meet new European technical standards for radio frequencies which have been implemented by certain European governments and may be implemented by others. If the technical standards are not changed, our failure to obtain a waiver or separate authorization could prevent use of the Given System in countries which have adopted these standards,"

o "Business--FDA and Other Government Regulation," and "Business--Third-Party Reimbursement"

We have not been retained or engaged by the Company to perform, nor have we performed, any review of any other information in the Prospectus, nor have we acted as the Company's corporate or securities counsel in connection with the sale of the Shares, and we express no opinion with respect to the offering or any information in the Prospectus except as set forth in Paragraphs (i) and (ii) below. Terms used herein that are defined in the Underwriting Agreement shall have the respective meanings set forth in the Underwriting Agreement, unless otherwise defined herein.

                  For purposes of the Opinion (as defined below), we have examined copies of the following:

                  1. An executed copy of the Underwriting Agreement.

                  2. The information contained in the Prospectus under the
              captions "Risk Factors--If physicians, hospitals and other healthcare providers are unable to obtain coverage and reimbursement from third-party healthcare payors for procedures using the Given System, or if reimbursement is insufficient to cover the costs of purchasing the Given System, we may be unable to generate sufficient sales to support our business," "Risk Factors--We are subject to extensive regulation by the U.S. Food and Drug Administration, or FDA, which could delay or prevent our entry into the United States market, could restrict the sales and marketing of the Given System and could cause us to incur significant costs," "Risk Factors--If we do not obtain and maintain the necessary regulatory approvals in a specific country or region, we will not be able to market and sell the Given System in that country or region," "Risk Factors - Our failure to obtain necessary U.S. Federal Communications Commission, or FCC, authorizations could impair our ability to commercially distribute and market the Given System in the United States," "Risk Factors--The duty cycle at which the Given System currently operates does not meet new European technical standards for radio frequencies which have been implemented by certain European governments and may be implemented by others. If the technical standards are not changed, our failure to obtain a waiver or separate authorization could prevent use of the Given System in countries which have adopted these standards," " Business--FDA and Other Government Regulation," and "Business--Third-Party Reimbursement."

                  3. A certificate dated as of [_________], 2002 of certain
               officers of the Company as to certain facts relating to the Company.

                For purposes of the Opinion, we have not made any independent review or investigation of factual or other matters, including the assets, business or affairs of the Company. We have assumed the authenticity, accuracy and completeness of the foregoing documents, certification and statements of fact, on which we are relying, and have made no independent investigations thereof. Further, for purposes of the Opinion, we have not independently verified, nor do we take any responsibility for nor are we addressing in any way any statements of fact, any statements concerning state or foreign national law, any legal conclusions or any statements of belief attributable to the Company or whether or not the Company is in compliance with applicable FDA, FCC, CEPT or Medicare, Medicaid, or third-party reimbursement requirements. The Opinion is given in the context of the foregoing.

                This letter is based as to matters of law solely on the Federal Food, Drug, and Cosmetic Act, as amended (the "FDC Act") and the regulations promulgated thereunder, the Communications Act of 1934, as amended (the "Communications Act") and the regulations promulgated thereunder, and the Medicare and Medicaid reimbursement, anti-kickback, and false claims provisions of the Social Security Act as amended (the "Social Security Act Provisions"), and the regulations promulgated thereunder, and the constituent documents of the CEPT and its committees, and we express no view as to any other laws, statutes, regulations or ordinances, including without limitation any foreign, federal or state licensing, tax or securities laws or regulations.

                Nothing herein shall be construed to cause us to be considered "experts" within the meaning of Section 11 of the Securities Act of 1933, as amended.

                With respect to the CEPT area, we have not confirmed with any foreign national agency that it has implemented CEPT measures, which are not independently legally binding, or has plans to do so. We have relied upon review of CEPT documents that are publicly available and could be changed at any time.

                Based upon, subject to and limited by the foregoing, we are of the opinion that the statements in the Prospectus under the captions "Risk Factors--If physicians, hospitals and other healthcare providers are unable to obtain coverage and reimbursement from third-party healthcare payors for procedures using the Given System, or if reimbursement is insufficient to cover the costs of purchasing the Given System, we may be unable to generate sufficient sales to support our business," "Risk Factors--We are subject to extensive regulation by the U.S. Food and Drug Administration, or FDA, which could delay or prevent our entry into the United States market, could restrict the sales and marketing of the Given System and could cause us to incur significant costs," "Risk Factors--If we do not obtain and maintain the necessary regulatory approvals in a specific country or region, we will not be able to market and sell the Given System in that country or region," "Risk Factors--Our failure to obtain necessary U.S. Federal Communications Commission, or FCC, authorizations could impair our ability to commercially distribute and market the Given System in the United States," "Risk Factors--The duty cycle at which the Given System currently operates does not meet new European technical standards for radio frequencies which have been implemented by certain European governments and may be implemented by others. If the technical standards are not changed, our failure to obtain a waiver or separate authorization could prevent use of the Given System in countries which have adopted these standards," "Business--FDA and Other Government Regulation," "Business--Third-Party Reimbursement" insofar as such statements purport to summarize applicable provisions of the FDC Act and the regulations promulgated thereunder, the Communications Act and the regulations promulgated thereunder, the Social Security Act Provisions and the regulations promulgated thereunder, or CEPT standards are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Prospectus (the "Opinion").

                                    * * * * *

                We assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this letter. This letter has been prepared solely for your use in connection with the Closing under the Underwriting Agreement on the date hereof, and should not be quoted in whole or in part or otherwise be referred to, nor be filed with or furnished to any governmental agency or other person or entity, without the prior written consent of this firm.

                                             Very truly yours,

                                                                       EXHIBIT 6

         OPINION OF MINTZ, LEVIN, COHN, FERRIS, GLOVSKY AND POPEO, P.C.



Ladies and Gentlemen:

         We have acted as special counsel to Thermo Electron Corporation, a Delaware corporation ("Thermo Electron") in connection with its sale of _______ shares of the ordinary shares, nominal value NIS 0.05 per share, of Given Imaging Ltd., a company organized under the laws of the State of Israel (the "Company"), pursuant to the terms and conditions of the Underwriting Agreement dated _______, 2002 (the "Underwriting Agreement"), by and among the Company, the Custodian, the underwriters listed on Schedule 1 thereto (the "Underwriters") for whom you serve as representatives, and the shareholders of the Company listed on Schedule 2 thereto. As used herein, the term "Selling Shareholder" refers to Thermo Electron. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Underwriting Agreement. This opinion is furnished to you pursuant to Section 9(h) of the Underwriting Agreement.

         In arriving at the opinions expressed below, we have examined and relied upon, among other things, copies of the Underwriting Agreement, the Power of Attorney signed by the Selling Shareholder and the Custody Agreement signed by the Selling Shareholder and the Company, as custodian; and copies of all closing certificates and other documents delivered in connection with the closing of the sale of the Shares on _______, 2002, pursuant to the terms and conditions of the Underwriting Agreement.

         In rendering these opinions, as to the factual matters not directly within our actual knowledge, we have relied upon, and have assumed the accuracy, completeness and genuineness of, certificates of and oral confirmation by public officials, certificates of the Selling Shareholder and oral and written representations made to us by the Selling Shareholder. We have assumed the genuineness of all signatures and documents submitted to us as originals, that all copies submitted to us conform to the originals, the legal capacity of all natural persons, and, as to documents executed by entities other than the Selling Shareholder, that such documents have been duly authorized, executed and delivered by, and are binding upon and enforceable against, such entities. We have also assumed that all parties to the Underwriting Agreement, the Custody Agreement and the Power of Attorney, other than the Selling Shareholder, possess the requisite power and authority to enter into such agreements and instruments and the transactions contemplated thereby, and that such agreements and instruments have been duly executed and delivered by such parties.

         We express no opinion herein as to the laws of any jurisdiction other than the Commonwealth of Massachusetts, the General Corporation Law of the State of Delaware, and the federal law of the United States.

         On the basis of the foregoing, we are of the opinion that:

         1. The Selling Shareholder has been duly incorporated and is validly existing and in good standing as a corporation under the laws of Delaware and has full right, power and authority to enter into the Underwriting Agreement, the Custody Agreement and the Power of Attorney.

         2. The execution, delivery and performance of the Underwriting Agreement, the Custody Agreement and the Power of Attorney by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated by the Underwriting Agreement, the Custody Agreement and the Power of Attorney will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the material property or assets of the Selling Shareholder is subject, nor will such actions result in any violation of the governing documents of the Selling Shareholder or any statute or any order, rule or regulation known to us of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder.

         3. Except for the registration of the Shares under the Securities Act and the Rules and Regulations and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, and the regulations promulgated thereunder, and applicable state securities and "blue sky" laws and foreign securities laws, or the National Association of Securities Dealers in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of the Underwriting Agreement, the Custody Agreement and the Power of Attorney by the Selling Shareholder or the consummation by the Selling Shareholder of the transactions contemplated thereby.

         4. Each of the Underwriting Agreement, the Custody Agreement and the Power of Attorney has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder and constitutes a valid and binding agreement of the Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnity and contribution under the Underwriting Agreement may be limited by applicable law, and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         5. Immediately prior to the First Delivery Date, the Selling Shareholder had good and valid title to the Shares to be sold by the Selling Shareholder under the Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver such shares to be sold by the Selling Shareholder under the Underwriting Agreement.

         6. The Selling Shareholder is the holder of record of the Shares to be sold by the Selling Shareholder under the Underwriting Agreement. Assuming that the Underwriters purchase the Shares that are sold by the Selling Shareholder pursuant to the Underwriting Agreement, and further assuming that they purchase such Shares in good faith and without notice of any adverse claim, and that there are no events or circumstances peculiar to any individual Underwriter which might result in such a defect, upon the consummation of such purchase, the Underwriters will acquire good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims.

         This opinion is furnished by us as special counsel for the Selling Shareholder to you as the Underwriters, is solely for the benefit of the Underwriters, and may not be given to any third party without our express prior written consent.

                                Very truly yours,

                     OPINION OF ZELLERMAYER, PELOSSOF & CO.

         We have acted as Israel counsel for RDC Rafael Development Corporation Ltd., a company duly incorporated, organized and validly existing under the laws of the State of Israel (the "RDC"), in connection with its sale of _______ Ordinary Shares, nominal value NIS 0.05 per share, of Given Imaging Ltd., a company organized under the laws of the State of Israel (the "Company"), pursuant to the terms and conditions of the Underwriting Agreement dated _______, 2002 (the "Underwriting Agreement"), by and among the Company, the Custodian, the underwriters listed on Schedule 1 thereto (the "Underwriters") for whom you serve as Representatives, and the shareholders of the Company listed on Schedule 2 thereto. As used herein, the term "Selling Shareholder" refers solely to RDC. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Underwriting Agreement. This opinion is furnished to you pursuant to Section 9(h) of the Underwriting Agreement.

         In so acting, and as a basis for the opinions herein set forth, we have examined original, photocopied, facsimiled copies or electronically transmitted versions of the Underwriting Agreement, the Power of Attorney signed by the Selling Shareholder and the Custody Agreement signed by the Selling Shareholder and the Company, as Custodian; the Selling Shareholder's Memorandum and Articles of Association and all corporate minutes, records and other documents of the Selling Shareholder provided to us by the Selling Shareholder which we have deemed as necessary or relevant as a basis for the opinions hereinafter expressed. In such examination we have assumed the due authorization, execution and delivery of the Underwriting Agreement, the Custodian Agreement and any part thereof, by all parties thereto other than the Selling Shareholder, due compliance with the laws of the State of New York and all other relevant laws (other than the laws of the State of Israel), the genuineness of all signatures (other than those on behalf of the Selling Shareholder), that each such party has entered into the Underwriting Agreement and the Custodian Agreement in good faith and without notice of any adverse fact, that the Underwriting Agreement constitutes the legal, valid and binding obligation of each such party (other than the Selling Shareholder), enforceable against it in accordance with its terms, and that each such party has and shall have complied with and punctually performed all its covenants, undertakings and agreements thereunder. We have further assumed, without any investigation, the legal capacity of natural persons, the corporate power of legal persons (other than the Selling Shareholder) and the authority of the individuals acting on their behalf, actual compliance of all parties with their covenants and agreements and with all relevant laws, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted, facsimiled or electronically transmitted to us as copies and that such documents as examined by us are true, complete and correct, are in full force and effect and have not been amended, rescinded, supplemented or otherwise modified. As to various questions of fact relevant to the opinions expressed herein, we have relied exclusively upon and assumed the completeness and accuracy of, without any independent investigation or verification, the certificates of officers of the Selling Shareholder, public officials and others, including, without limitations, the documents delivered on the date hereof pursuant to the Underwriting Agreement and the Custodian Agreement, and the representations, warranties and other statements of fact contained therein, assuming, that there are no other records or facts that may be relevant to our opinions. With your permission, all other assumptions and statements of reliance as indicated herein have been made without any independent investigation or verification on our part except to the extent otherwise expressly stated in this opinion, and we express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon.

         We do not opine as to the laws of all jurisdictions other than the State of Israel as the same are in force on the date hereof, such opinions being based on current law, therefore there can be no assurance that the views expressed in such opinions will be accepted by the relevant administrative or judicial authorities. We do not express any opinion herein concerning any legal conclusions derived from any law, as set forth above, as to which we otherwise do not express any opinion herein. Our opinion shall be governed by and construed in accordance with the internal laws of the State of Israel, without giving effect to its rules of choice of laws.

         As used in this opinion, any use of the term "knowledge" or similar language means that, after an examination of documents made available by the Selling Shareholder to attorneys of this firm in connection with the Underwriting Agreement, the Custodian Agreement and the Power of Attorney but without any further independent factual investigation, we find no reason to believe that the factual basis for any opinions expressed herein is incorrect in any material respect.

Based upon and subject to the foregoing, we are of the opinion that:

                  1. The Selling Shareholder has been duly incorporated and is validly existing as a corporation under the laws of Israel and has full right, power and authority to enter into the Underwriting Agreement, the Custody Agreement and the Power of Attorney.

                  2. The execution, delivery and performance of the Underwriting Agreement, the Custody Agreement and the Power of Attorney by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated by the Underwriting Agreement, the Custody Agreement and the Power of Attorney will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the material property or assets of the Selling Shareholder is subject, nor will such actions result in any violation of the governing documents of the Selling Shareholder or any statute or any order, rule or regulation known to us of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder.

                  3. Except for the registration of the Shares under the Securities Act and the Rules and Regulations and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, and the regulations promulgated thereunder, and applicable state securities and "blue sky" laws and foreign securities laws, or the National Association of Securities Dealers in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required under the laws of the State of Israel for the execution, delivery and performance of the Underwriting Agreement, the Custody Agreement and the Power of Attorney by the Selling Shareholder or the consummation by the Selling Shareholder of the transactions contemplated thereby, except such as have been obtained and made and those that are not required to have been obtained or made prior to the Closing.

                  4. Each of the Underwriting Agreement, the Custody Agreement and the Power of Attorney has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder and constitutes a valid and binding agreement of the Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnify and contribution under the Underwriting Agreement may be limited by applicable law, and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  5. Immediately prior to the [First/Second] Delivery Date, the Selling Shareholder had good and valid title to the Shares to be sold by the Selling Shareholder under the Underwriting Agreement, and to our knowledge free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver such shares to be sold by the Selling Shareholder under the Underwriting Agreement.

                  6. The Selling Shareholder is the holder of record of the Shares to be sold by the Selling Shareholder under the Underwriting Agreement. Assuming that the Underwriters purchase the Shares that are sold by the Selling Shareholder pursuant to the Underwriting Agreement, and further assuming that they purchase such Shares in good faith and without notice of any adverse claim, and there are no events or circumstances peculiar to any individual Underwriter which might result in such a defect, upon the consummation of such purchase, the Underwriters will acquire good and valid title to such Shares, and to our knowledge free and clear of all liens, encumbrances, equities or claims.

                  This opinion is furnished by us, as counsel to the Selling Shareholder, to you as the Underwriters, is solely for the benefit of the Underwriters, and may not be given to or relied by any third party without our express written consent.

                                Very truly yours,

                                                                       EXHIBIT 8


                   OPINION OF COUNSEL TO SELLING SHAREHOLDERS

         1. The Selling Shareholder has been duly incorporated and is validly existing [and is in good standing--FOR NON-ISRAELI ENTITIES] as a corporation under the laws of [___________] and has full right, power and authority to enter into the Underwriting Agreement, the Custody Agreement and the Power of Attorney.

         2. The execution, delivery and performance of the Underwriting Agreement, the Custody Agreement and the Power of Attorney by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated by the Underwriting Agreement, the Custody Agreement and the Power of Attorney will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the material property or assets of the Selling Shareholder is subject, nor will such actions result in any violation of the governing documents of the Selling Shareholder or any statute or any order, rule or regulation known to us of any court or governmental agency or body having jurisdiction over the Selling Shareholder or the property or assets of the Selling Shareholder.

         3. Except for the registration of the Shares under the Securities Act and the Rules and Regulations and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, and the regulations promulgated thereunder, and applicable state securities and "blue sky" laws and foreign securities laws, or the National Association of Securities Dealers in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of the Underwriting Agreement, the Custody Agreement and the Power of Attorney by the Selling Shareholder or the consummation by the Selling Shareholder of the transactions contemplated thereby.

         4. Each of the Underwriting Agreement, the Custody Agreement and the Power of Attorney has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder and constitutes a valid and binding agreement of the Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnity and contribution under the Underwriting Agreement may be limited by applicable law, and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         5. Immediately prior to the First Delivery Date, the Selling Shareholder had good and valid title to the Shares to be sold by the Selling Shareholder under the Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver such shares to be sold by the Selling Shareholder under the Underwriting Agreement.

         6. The Selling Shareholder is the holder of record of the Shares to be sold by the Selling Shareholder under the Underwriting Agreement. Assuming that the Underwriters purchase the Shares that are sold by the Selling Shareholder pursuant to the Underwriting Agreement, and further assuming that they purchase such Shares in good faith and without notice of any adverse claim, and that there are no events or circumstances peculiar to any individual Underwriter which might result in such a defect, upon the consummation of such purchase, the Underwriters will acquire good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims.